Exhibit 99.38

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
December 31, 1998



Expected B Maturity 10/16/2001


Blended Coupon 5.8591%


Excess Protection Level
3 Month Average   4.86%
December, 1998   5.69%
November, 1998   4.03%
October, 1998  N/A


Cash Yield18.72%


Investor Charge Offs 4.98%


Base Rate 8.05%


Over 35 Day Delinquency 4.96%


Seller's Interest10.83%


Total Payment Rate13.62%


Total Principal Balance$41,270,703,888.09


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,468,784,369.60